Exhibit 10.13

SECOND AMENDMENT TO EXCLUSIVE

RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This SECOND AMENDMENT TO EXCLUSIVE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment”) is made and entered into as of this 28TH day of May, 2009 by and among Lipoxen Technologies Limited, a company registered in England and Wales with company number 03401495 and having its registered office at London Bioscience Innovation Centre, 2 Royal College St., London NWI ONH, England (“Lipoxen”); Baxter Healthcare SA (“BHSA”), a corporation organized and existing under the laws of Switzerland, and Baxter Healthcare Corporation (“BHC”) having its principal place of business at One Baxter Parkway, Deerfield, Illinois 60015 (BHSA and BHC collectively referred to as “Baxter”) to amend the terms of that certain Exclusive Research, Development and License Agreement between the Parties dated August 15, 2005, which was amended pursuant to that certain amendment between the parties dated on or about December 15, 2006 (together the “Agreement”). Lipoxen and Baxter may be referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, pursuant to Section 8.1 and Schedule III of the Agreement, Baxter is obligated to make a Milestone Payment in the amount of [***] upon (a) the formal selection of a lead candidate or if multiple products are developed simultaneously, co-lead candidates by the Research Committee or Baxter or (b) the entry into pre-clinical trials anywhere in the world (the “First Milestone Events”);

WHEREAS, Lipoxen has proposed to Baxter that Lipoxen [***] upon the occurrence of either or both of such Milestone Events if Baxter [***] offering of Lipoxen PLC;

WHEREAS, Baxter has, as of the date of this Amendment, entered into that [***] agreement pursuant to which Baxter [***] or Lipoxen PLC in the amount of [***] the “Equity Investment”);

WHEREAS, as a result of the [***] the Parties wish to amend the Agreement to clarify that Baxter has [***] the occurrence of either of the First Milestone Events.

NOW, THEREFORE, in consideration of the foregoing and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Incorporation of the Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2. Amendment of the Agreement. The Agreement is hereby amended as follows

a.	Amendment of [***] to the Agreement is [***] in its entirety and [***] with the schedule attached to this Amendment as Exhibit A.

b.	For the avoidance of doubt, the parties acknowledge that Baxter [***] forth in [***] of the Agreement on or around 15 December 2006.

c.	Amendment of Section 8.1.1. Section 8.1.1 [***] and shall be [***] with the following:

8.1.1 There shall be no multiple MILESTONE PAYMENTS for multiple products or multiple indications except that BAXTER shall be required to [***] MILESTONE PAYMENT in the event:

(i) BAXTER has entered into clinical trials for the development of a POTENTIAL PRODUCT for a specific label indication, and

(ii) BAXTER [***] purse the development of this or a different POTENTIAL PRODUCT with a different label indication within the FIELD, and

(iii) the termination of the development of the POTENTIAL PRODUCT in clinical trials is not due to the failure to meet satisfactory clinical endpoints (a “CLINICAL FAILURE”).

In such event, [***] MILESTONE PAYMENT shall be due [***] lead candidates to be developed for the new label indication or the [***] anywhere in the world in relation to one or more different POTENTIAL PRODUCTS with the different label indication within the Field. Any label indication in the same disease area shall be considered the same label indication. For example, an indication for the “control of spontaneous bleeding episodes or to cover surgical interventions in Hemophilia A” and an indication for “the prevention and control of hemorrhagic episodes in Hemophilia A” shall be considered the same label indication.

For clarity, in the event BAXTER develops multiple POTENTIAL PRODUCTS with the same label indication, whether simultaneously or sequentially, whether in preclinical or clinical trials or launches multiple COMMERCIAL PRODUCTS with the same label indication, [***] pursuant to this Section 8.1.1 [***] In the event Baxter launches multiple POTENTIAL PRODUCTS with different label indications, whether simultaneously or sequentially, whether in preclinical or clinical trials or launches multiple COMMERCIAL PRODUCTS with different label indications, [***] pursuant to this Section 8.1.1 [***] In the event [***] the development of a POTENTIAL PRODUCT due to a [***] and [***] another POTENTIAL PRODUCT, whether in the same or different label indication(s), [***] pursuant to this Section 8.1.1 [***].

For example, if BAXTER [***] the development of a POTENTIAL PRODUCT with a targeted indication for [***] prior to initiating clinical trials and elects to develop a different POTENTIAL PRODUCT with a targeted indication of [***] then [***] pursuant to this Section 8.1.1 [***].

For example, If BAXTER [***] the development of a POTENTIAL PRODUCT with a targeted indication for [***] after initiating clinical trials, and there has been no CLINICAL [***] and elects to develop a different POTENTIAL PRODUCT with a targeted indication of [***] then, in addition to the other [***] MILESTONE PAYMENT pursuant to this Section 8.1.1 [***] Lipoxen upon the selection of the lead candidate or upon entry of the different POTENTIAL PRODUCT into pre-clinical trials anywhere in the world.’

3. Effectuation. The amendment to the Agreement contemplated by this Amendment shall be deemed effective as of the date first written above upon the full execution of this Amendment and without any further action required by the parties hereto on condition that [***]. If [***] by June 15, 2009 this Amendment shall expire.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

[Signature Page Follows]

BAXTER HEALTHCARE CORP.		LIPOXEN TECHNOLOGIES LIMITED

By	/s/ Joy A. Amundson	By	/s/ M. Scott Maguire
Name Joy A. Amundson		Name M. Scott Maguire
Title CVP / President Bioscience		Title CEO

BAXTER HEALTHCARE S.A.

By	/s/ lgnacio Martinez de Lecea
Name lgnacio Martinez de Lecea
Title Corporate Counsel

By	/s/ Sarah Byrne-Quinn
Name Sarah Byrne-Quinn
Title VP Bus Del

[Signature Page to Second Amendment]

Exhibit A

SCHEDULE III

MILESTONE EVENTS AND PAYMENTS

[***] set forth in Section 2.3, then, pursuant to Section 8.1, the following MILESTONE PAYMENTS [***] upon occurrence of the following MILESTONE EVENTS with respect to all POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (as the case may be) (unless fully paid under Schedule IV):

MILESTONE EVENTS	[***]

IND acceptance (or European equivalent):	[***]

Completion of a Phase II clinical trial anywhere in the world:	[***]

Completion of a Phase III clinical trial anywhere in the world:	[***]

Regulatory approval:

US	[***]

Europe	[***]

Sales milestones (in addition to any royalties payable):

First year world-wide [***]	[***]

First year world-wide [***]	[***]

First year world-wide [***]	[***]